                                                                    EXHIBIT 5(d)




PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,
a Prudential Financial Company                            STRATEGIC PARTNERS(SM)
                                                         ANNUITY ONE APPLICATION
                                      Flexible Payment Variable Deferred Annuity

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                On these pages, I, you, and your refer to the contract owner.
                We, us, and our refer to Pruco Life Insurance Company of New Jersey.
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
1 CONTRACT      Contract number (if any)|                    |
  OWNER                                  --------------------
  INFORMATION   [ ] Individual  [ ] Corporation  [ ] UGMA/UTMA  [ ] Other

                TRUST: [ ] Grantor  [ ] Revocable [ ] Irrevocable  TRUST DATE (mo., day, yr.) |  |  |  | |    |
                                                                                               --    --   ----
                If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

                [ ] Tax-exempt entity under Internal Revenue Code 501

                [ ] Trust acting as agent for an individual under Internal
                    Revenue Code 72(u)

                Name of owner (first, middle initial, last name)
                |                                                              |
                 --------------------------------------------------------------
                Street                                                Apt.
                |                                                   | |        |
                 ---------------------------------------------------   --------
                City                      State           ZIP code
                |                       | |             | |           |
                 -----------------------   -------------   -----------
                Social Security number/EIN  Date of birth (mo., day, year)   Telephone number
                |                         | |    | |    | |             |    |    | |   |-|       |
                 -------------------------   ----   ----   --------------     -----  ---   -------

                A. [ ] Female    B. [ ] U.S. citizen  [ ] I am not a U.S. person (including resident alien). I am a citizen of

                   [ ] Male         [ ] Resident alien    |                                                    |
                                                           ----------------------------------------------------
                                                          Attach the applicable IRS Form W-8(BEN, ECI, EXP, IMY).

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
2 ANNUITANT     This section must be completed only if the annuitant is not the
  INFORMATION   owner or if the owner is a trust or a corporation.
  Do not
  complete if   Name of annuitant (first, middle initial, last name)
  you are       |                                                              |
  opening an     --------------------------------------------------------------
  IRA.          Street (Leave address blank if same as owner.)        Apt.
                |                                                   | |        |
                 ---------------------------------------------------   --------
                City                      State           ZIP code
                |                       | |             | |           |-|       |
                 -----------------------   -------------   -----------   -------
                Social Security number       Date of birth (mo., day, year)   Telephone number
                |                         | |    | |    | |             |    |    | |   |-|       |
                 -------------------------   ----   ----   --------------     -----  ---   -------

                A. [ ] Female    B. [ ] U.S. citizen  [ ] I am not a U.S. person (including resident alien). I am a citizen of

                   [ ] Male         [ ] Resident alien    |                                                    |
                                                           ----------------------------------------------------

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
3 CO-ANNUITANT  Name of co-annuitant (first, middle initial, last name)
  INFORMATION   |                                                              |
  (if any)       --------------------------------------------------------------
  Do not        Social Security number       Date of birth (mo., day, year)   Telephone number
  complete if   |                         | |    | |    | |             |    |    | |   |-|       |
  you are       -------------------------   ----   ----   --------------     -----  ---   -------
  opening an
  IRA or if the A. [ ] Female    B. [ ] U.S. citizen  [ ] I am not a U.S. person (including resident alien). I am a citizen of contract will
  be owned by a    [ ] Male         [ ] Resident alien    |                                                    |
  corporation                                              ----------------------------------------------------
  or trust.

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Pruco Corporate Office:                                  Ed. 10/2002 THIRD PARTY
Pruco Life Insurance Company of
New Jersey, Newark, NJ 07102
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ORD 99725 New York--Third Party
------------------------------
                                     Page 1 of 6



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
4 BENEFICIARY   [x] PRIMARY CLASS
  INFORMATION   Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
  Please add    |                                                                                                         |
  additional     ---------------------------------------------------------------------------------------------------------
  beneficiaries
  in section    TRUST: [ ] Revocable  [ ] Irrevocable            Trust date (mo., day, year) |   |  |   |   |             |
  16.                                                                                         ---    ---     -------------
                Beneficiary's relationship to owner  |                                                   |
                                                      ---------------------------------------------------
                Social Security number  |                                 |
                                         ---------------------------------
                CHECK ONLY ONE: [ ] Primary class  [ ] Secondary class

                Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
                |                                                                                                         |
                 ---------------------------------------------------------------------------------------------------------

                TRUST: [ ] Revocable  [ ] Irrevocable            Trust date (mo., day, year) |   |  |   |   |             |
                                                                                              ---    ---     -------------
                Beneficiary's relationship to owner  |                                                    |
                                                      ----------------------------------------------------
                Social Security number  |                                  |
                                         ----------------------------------

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5 ELECTION OF   Complete this section if you want to elect Credit (bonus). The
  CREDIT        election of Credit to each purchase payment results in higher
  (BONUS)       withdrawal charges than if the Credit was not elected. The
                Credit that is allocated to the contract vests upon expiration of the the Right to Cancel period. We reserve the right to recapture any Credit granted within one year of the date of the owner's death.

                [ ] Yes, I want Credit (bonus).
--------------------------------------------------------------------------------
6 DEATH         THIS SECTION MUST BE COMPLETED. Check one of the Death Benefit
  BENEFIT       options below. The cost of each benefit is in parentheses
                immediately following the option.

                [ ] Base Death Benefit. (1.40% without credit; 1.50% with
                    credit)
                [ ] GMDB with an annual Step-Up option. (1.60% without credit;
                    1.70% with credit)

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7 INCOME        Check all that apply. The cost of each benefit is in parentheses
  BENEFITS      immediately following the option.

                [ ] Yes, I would like to elect the GMIB. (0.30%)
                [ ] Yes, I would like to elect the Income Appreciator Benefit
                    (IAB). (0.25%)
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
8 TYPE OF       PLAN TYPE.
  PLAN AND
  SOURCE OF     Check only one:  [ ] Non-qualified  [ ] Traditional IRA  [ ] Custodial account
  FUNDS
  (minimum of   -----------------------------------------------------------------------------------------
  $10,000)      SOURCE OF FUNDS. Check all that apply:

                [ ] Total amount of the check(s) included with this
                    application. (Make checks payable to Prudential.)           $ |   |,|   |,|   |.|  |
                                                                                   ---   ---   ---   --
                [ ] IRA Rollover                                                $ |   |,|   |,|   |.|  |
                If Traditional IRA new contribution(s) for the current and/or      ---   ---   ---   --
                previous year, complete the following:

                $ |   |,|   |,|   |.|  |      Year |     |     $ |   |,|   |,|   |.|  |     Year |     |
                   ---   ---   ---   --             -----         ---   ---   ---   --            -----

                [ ] 1035 Exchange (non-qualified only), estimated amount:    $ |   |,|   |,|   |.|  |
                                                                                ---   ---   ---   --
                [ ] IRA Transfer (qualified), estimated amount:              $ |   |,|   |,|   |.|  |
                                                                                ---   ---   ---   --
                [ ] Direct Rollover (qualified), estimated amount:           $ |   |,|   |,|   |.|  |
                                                                                ---   ---   ---   --

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--------------------------------
ORD 99725 New York--Third Party                         Ed. 10/2002 THIRD PARTY
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                                  Page 2 of 6



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9 PURCHASE      Please write in the percentage of your payment that you want to
  PAYMENT       allocate to the following options. The total must equal 100
  ALLOCATION(S) percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW,
                THE APPLICANT MUST INITIAL THE CHANGES.


-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE OPTIONS                OPTION           %   VARIABLE INVESTMENT OPTIONS (CONTINUED)        OPTION            %
                                     CODES                                                               CODES
-----------------------------------------------------------------------------------------------------------------------------------
1 Year Fixed-Rate Option             1YRFXD               SP Conservative Asset Allocation Portfolio     CONSB
-----------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging
(DCA) 6 Month*                       DCA6                 SP Davis Value Portfolio                       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging
(DCA) 12 Month*                      DCA12                SP Deutsche International Equity Portfolio     DEUEQ
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS                               SP Growth Asset Allocation Portfolio           GRWAL
-----------------------------------------------------------------------------------------------------------------------------------
Prudential Equity Portfolio          STOCK                SP INVESCO Small Company Growth Portfolio      VIFSG
-----------------------------------------------------------------------------------------------------------------------------------
Prudential Global Portfolio          GLEQ                 SP Jennison International Growth Portfolio     JENIN
-----------------------------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio        GROWTH               SP Large Cap Value Portfolio                   LRCAP
-----------------------------------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio    MMKT                 SP MFS Capital Opportunities Portfolio         MFSCO
-----------------------------------------------------------------------------------------------------------------------------------
Prudential Stock Index Portfolio     STIX                 SP MFS Mid Cap Growth Portfolio                MFSMC
-----------------------------------------------------------------------------------------------------------------------------------
Prudential Value Portfolio           HIDV                 SP PIMCO High Yield Portfolio                  HIHLD
-----------------------------------------------------------------------------------------------------------------------------------
SP Aggressive Growth Asset
Allocation Portfolio                 AGGGW                SP PIMCO Total Return Portfolio                RETRN
-----------------------------------------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio   AIMAG                SP Prudential U.S. Emerging Growth Portfolio   EMRGW
-----------------------------------------------------------------------------------------------------------------------------------
SP AIM Core Equity Portfolio         AIMCEP               SP Small/Mid Cap Value Portfolio               SMDVL
-----------------------------------------------------------------------------------------------------------------------------------
SP Alliance Large Cap Growth
Portfolio                            LARCP                SP Strategic Partners Focus Growth Portfolio   STRPR
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Janus Aspen Series Growth
SP Alliance Technology Portfolio     ALLTC                Portfolio- Service Shares                      JANSR
-----------------------------------------------------------------------------------------------------------------------------------
SP Balanced Asset Allocation
 Portfolio                           BALAN                TOTAL                                                               100%
-----------------------------------------------------------------------------------------------------------------------------------

*THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $2,000.

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
10 DOLLAR COST  If you elect to use more than one Dollar Cost Averaging option,
   AVERAGING    you must also complete a Request for Dollar Cost Averaging
   PROGRAM      Enrollment or Change form (P-ORD 78275).

                [ ] DOLLAR COST AVERAGING: I authorize Prudential to
                    automatically transfer funds as indicated below.

                    TRANSFER FROM: (You cannot transfer from the 1 Year
                    Fixed-Rate option.)*

                    *If you selected the DCA6 or DCA12 option in section 9, only complete the TRANSFER TO information.


                Option code: |          |    $|    |,|     |,|     |,|   |  or |    |%
                              ----------       ----   -----   -----   ---       ----

                TRANSFER FREQUENCY: [ ] Annually  [ ] Semiannually  [ ] Quarterly  [ ] Monthly

                TRANSFER TO: (You cannot transfer to the Interest Rate Options.)
                The total of the two columns must equal 100 percent.


                OPTION CODE          PERCENT        OPTION CODE             PERCENT
                |             |      |     |%       |             |         |     |%
                 -------------        -----          -------------           -----
                |             |      |     |%       |             |         |     |%
                 -------------        -----          -------------           -----
                |             |      |     |%       |             |         |     |%
                 -------------        -----          -------------           -----

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
11 AUTO-        [ ] AUTO-REBALANCING: I want to maintain my allocation percentages.
   REBALANCING  Please have my portfolio mix automatically adjusted as allocated in section 9 under my variable investment options.

                Adjust my portfolio: [ ] Annually  [ ] Semiannually  [ ] Quarterly   [ ] Monthly

                Please specify the start date if different than the contract date: |    | |   | |    |
                                                                                    ----   ---   ----
                                                                                    month  day   year

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-------------------------------                          Ed. 10/2002 THIRD PARTY
ORD 99725 New York--Third Party
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                                  Page 3 of 6





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12 AUTOMATED    [ ] AUTOMATED WITHDRAWAL: I would like to elect automatic
   WITHDRAWALS      withdrawals from my annuity contract.

                    Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                    NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY DATE THE CONTRACT MUST ANNUITIZE.

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
13 REPLACEMENT  THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE
   QUESTIONS    REPLACEMENT REGULATIONS REQUIRE. (Check one):
   AND
   DISCLOSURE   [ ] I do have existing life insurance policies or annuity
   STATEMENT    contracts. (You must complete the Important Notice Regarding
                Replacement form (COMB 89216), whether or not this transaction is considered a replacement.)

                [ ] I do not have existing life insurance policies or annuity contracts.

                Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

                [ ] Yes  [ ] No

                If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                Company name
                |                                                                                           |
                --------------------------------------------------------------------------------------------

                Policy or contract number    Year of issue (mo., day, year)    Name of plan (if applicable)
                |                        |   |    | |   | |              |     |                            |
                 -------------------------    ----   ---   --------------       ----------------------------

                ================================================================
                THIS QUESTION MUST BE COMPLETED BY THE FINANCIAL PROFESSIONAL.

FINANCIAL       Do you have, from any source, facts that any person named as the
PROFESSIONAL'S  owner or joint owner above is replacing or changing any current
QUESTION        insurance or annuity in any company?

                [ ] Yes  [ ] No
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14 SIGNATURE(S) If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                No financial professional has the authority to make or change a contract or waive any of the contract rights.

                I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

                I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                [ ] Check here to request a Statement of Additional Information.

                MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.

                                                                     (continued)
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-------------------------------                         Ed. 10/2002 Third Party
ORD 99725 New York--Third Party
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                                    Page 4 of 6




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14 SIGNATURE(S) By signing this form, the trustee(s)/officer(s) hereby
   (continued)  represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. I acknowledge receipt of current product and fund prospectuses.

                 ---------------------------------------------------
                 SIGNED AT (CITY, STATE)

                X                                                            |    | |   | |    |
                 --------------------------------------------------           ----   ---   ----
                 Contract owner's signature and date                         month  day    year

                X                                                            |    | |   | |    |
                 --------------------------------------------------           ----   ---   ----
                 Annuitant's signature (if applicable) and date              month  day    year

                X                                                            |    | |   | |    |
                 --------------------------------------------------           ----   ---   ----
                 Co-annuitant's signature (if applicable) and date           month  day    year

                OWNER'S TAX CERTIFICATION

                Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I HAVE [ ] HAVE NOT [ ] (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                X                                                            |    | |   | |    |
                 --------------------------------------------------           ----   ---   ----
                 Contract owner's signature and date                         month  day    year

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15 FINANCIAL    Commission Option (Choose one.):
   PROFESSIONAL'S
   SIGNATURE(S) 1.[ ] No Trail 2.[ ] Mid Trail 3.[ ] High Trail 4.[ ] Levelized

                Note: If an option is not selected, the default option elected in the sales agreement will be assigned.

                This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                The financial professional hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                                                                               |                           |
                                                                                ---------------------------
                 ---------------------------------------------------             Firm FA contract number
                 Financial professional's name (Please print)                  |                            |
                                                                                ----------------------------
                X                                                                Prudential contract number
                 ---------------------------------------------------           |      | |   |  |          |
                 Financial professional's signature and date                    ------   ---    ----------
                                                                                month    day    year
                                                                               |                           |
                                                                                ---------------------------
                 ---------------------------------------------------             Firm FA contract number
                 Second financial professional's name (Please print)           |                            |
                                                                                ----------------------------
                X                                                                Prudential contract number
                 ---------------------------------------------------           |      | |   |  |          |
                 Second financial professional's signature and date             ------   ---    ----------
                                                                                month    day    year
                                                                          |      |  |      |-|             |
                 ---------------------------------------------------       ------    ------   --------------
                 Branch name and code                                      Financial professional's telephone number


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-------------------------------                         Ed. 10/2002 THIRD PARTY
ORD 99725 New York--Third Party
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                                     Page 5 of 6

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16 ADDITIONAL   ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND
   REMARKS DATED BY ALL PERSONS WHO HAVE SIGNED THIS APPLICATION IN SECTIONS 14 AND 15.


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
                STANDARD  PRUDENTIAL ANNUITY SERVICE CENTER      OVERNIGHT   PRUDENTIAL ANNUITY SERVICE CENTER
                MAIL TO:  PO BOX 8210                            MAIL TO:    2101 WELSH ROAD
                          PHILADELPHIA, PA 19101                             DRESHER, PA 19025

                If you have any questions, please call the Prudential Annuity Service Center at (800) 778-5970 for customers, or (888) 778-5471 for financial professionals, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.


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-------------------------------                         Ed. 10/2002 THIRD PARTY
ORD 99725 New York--Third Party
-------------------------------
                                  Page 6 of 6